Property, Plant and Equipment:	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment: [Abstract]
Property, Plant Equipment:

Note 7.      Property, Plant and Equipment:

		Accumulated
	Cost	Depreciation	Net
December 31, 2014
Machinery and equipment	$12,408,524	$-	$12,408,524
Furniture and office equipment	529,648	(511,518)	18,130
Leasehold improvements	41,190	(41,190)	-
Venezuelan property and equipment	171,445	(157,445)	14,000
	$13,150,807	$(710,153)	$12,440,654

		Accumulated
	Cost	Depreciation	Net
December 31, 2013
Machinery and equipment	$18,985,828	$-	$18,985,828
Furniture and office equipment	529,648	(501,190)	28,458
Leasehold improvements	41,190	(41,190)	-
Venezuelan property and equipment	171,445	(157,445)	14,000
Mineral property	275,010	-	275,010
	$20,003,121	$(699,825)	$19,303,296

Machinery and equipment consists of infrastructure and milling equipment previously intended for use on the Brisas Project. In 2014, based on an updated market valuation for mining equipment which included the review of transactions involving comparable assets, the Company recorded a further $6.5 million write-down of its  equipment to an estimated net realizable value. In April 2012, the Company entered into an Option Agreement with Soltoro Ltd. ("Soltoro") whereby Soltoro granted the Company the right to earn an undivided 51% interest in the La Tortuga Property located in Jalisco State, Mexico (the "Soltoro Agreement"). The Soltoro Agreement required the Company to make aggregate option payments to Soltoro of $650,000 as well as expend $3 million on the property over three years. In August 2014, the Company formally advised Soltoro of its decision to discontinue exploration and, as a result, the Company wrote off its $425,010 (including a $150,000 property payment made in 2014) investment in the La Tortuga property.